                                                                    EXHIBIT 23.1

                          INDEPENDENT ACCOUNTANTS' CONSENT


The Board of Directors and Stockholders
Sapient Corporation;

         We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                           KPMG PEAT MARWICK LLP


Boston, Massachusetts
August 28, 1998